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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                          Date of Report: July 31, 2003
                        (Date of earliest event reported)


                    HEIDRICK & STRUGGLES INTERNATIONAL, INC.
             (Exact name of registrant as specified in the charter)


         Delaware                      000-25837                  36-2681268
(State or other jurisdiction     (Commission File No.)          (IRS Employer
 of incorporation)                                           Identification No.)


                       233 South Wacker Drive, Suite 4200
                          Chicago, Illinois 60606-6303
                    (Address of Principal Executive Offices)

                                  312-496-1200
               (Registrant's telephone number including area code)

                                       n/a
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number    Description
--------------    -----------

99.1              Heidrick & Struggles International, Inc.
                  News Release Dated July 31, 2003

Item 12. Results of Operations and Financial Conditions

On July 31, 2003, Heidrick & Struggles International, Inc. issued a news release reporting its 2003 Second Quarter Financial Results. A copy of the news release is attached hereto as Exhibit 99.1 to this report and is incorporated herein by reference. The information in Exhibit 99.1 is being furnished pursuant to both
Item 9 and Item 12 of Form 8-K.

The information being furnished shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEIDRICK & STRUGGLES INTERNATIONAL, INC.



                                            /s/ Fritz E. Freidinger
                                         ---------------------------------------
                                         Fritz E. Freidinger, Secretary

Dated: July 31, 2003